UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 10, 2026

Proficient Auto Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42035	93-1869180
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

12276 San Jose Blvd., Suite 426

Jacksonville, FL 32223

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 506-7918

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PAL	Nasdaq Global Market

Item 1.01 Entry into a Material Definitive Agreement

Equity Purchase Agreement

On August 10, 2026, Proficient Services, Inc. (the “Buyer”), a wholly owned subsidiary of Proficient Auto Logistics, Inc. (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with H&A CN Acquisition, Ltd., Hansen & Adkins Auto Transport, Inc., Hansen & Adkins Auto Logistics, Inc., Royal Truck Leasing, LLC, Hansen & Adkins Canada Ltd., Steven Hansen, Louie Adkins, Hansen & Adkins, Inc., Royal Holdco, LLC, The Steven Hansen Separate Property Trust, The Louie Adkins 2024 Trust, and Steven Hansen, in his capacity of the Seller Representative, pursuant to which the Company will acquire (the “Transaction”) Hansen & Adkins Auto Transport (“H&A”).

Pursuant to the terms of the Purchase Agreement, the Buyer has agreed to pay an upfront purchase price of approximately $130 million, including assumed debt of approximately $75 million. Of the approximately $55 million remaining, approximately $3 million will be paid in common stock, par value $0.01 per share, of the Company (the “Common Stock”) and approximately $52 million will be paid in cash. The terms of the Transaction also provide for potential earnout payments of up to approximately $22.1 million, of which $2 million would be payable in shares of Common Stock with the remainder payable in cash, based on achievement of near-term EBITDA targets, as set forth in the Purchase Agreement. The purchase price is subject to customary post-closing adjustments. The Company plans to fund the cash consideration for the Transaction with available cash resources and borrowings under the Company’s credit facilities.

The Purchase Agreement contains a number of representations and warranties made by the Company and the sellers as of the date of such agreement or other specific dates solely for the benefit of certain of the parties to the Purchase Agreement, which in certain cases are subject to specified exceptions and materiality, knowledge and other qualifications contained in the Purchase Agreement or in information provided pursuant to certain disclosure schedules to the Purchase Agreement. The Purchase Agreement also contains certain customary covenants for transactions of this type by the Company and the sellers. The Buyer has obtained a buyer-side representation and warranties insurance policy in respect of the Purchase Agreement.

The foregoing summary and description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which will be filed as an exhibit to an amendment to this Form 8-K or the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

Convertible Note Subscription Agreements

On August 10, 2026, the Company entered into subscription agreements with certain investors to provide for the issuance of $75.0 million aggregate principal amount of convertible senior notes due 2033 (the “notes”) in a private offering (the “offering”) to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). Subject to the terms and conditions of the Subscription Agreements, the Company expects the notes to be issued on August 13, 2026.

The subscription agreements contain a number of representations and warranties made by the Company and the purchasers of the notes solely for the benefit of certain of the parties to the subscription agreements, which in certain cases are subject to specified exceptions and materiality, knowledge and other qualifications contained in the subscription agreements. The subscription agreements also contain certain customary covenants for transactions of this type by the Company and the purchasers of the notes.

The notes will be senior, unsecured obligations of the Company and will mature on August 15, 2033, unless earlier repurchased, redeemed or converted.

The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at the Company’s option at any time, and from time to time, on or after August 15, 2030 and on or before the 60th scheduled trading day immediately before the maturity date, but only if the last reported sale price per common share exceeds 130% of the conversion price for a specified period of time and certain other conditions are satisfied. In addition, the notes will be redeemable, in whole and not in part, at the Company’s option if (i) certain changes in tax law occur; or (ii) the principal amount of the notes outstanding is less than 10% of the aggregate principal amount of notes initially issued, in each case, subject to certain conditions. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If a “fundamental change” occurs, then, subject to a limited exception, the Company will offer to repurchase the notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

The Company intends to use the net proceeds from the offering to refinance outstanding indebtedness and to pay the premiums in respect of the capped call transactions described below.

In connection with the pricing of the notes, the Company expects to enter into one or more privately negotiated capped call transactions with certain financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce potential dilution to the Company’s common stock upon any conversion of the notes, and/or offset any potential cash payments the Company is required to make in excess of the principal amount of such converted notes, as the case may be, with such reduction and/or offset subject to a cap based on the cap price. Unless terminated early or extended, the capped call transactions are expected to expire over a period of 60 trading days beginning on May 17, 2033.

The Notes and the Common Stock issuable upon conversion of the notes, if any, have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, the notes or other securities of the Company.

The foregoing description of the subscription agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of subscription agreement, which will be filed as an exhibit to an amendment to this Form 8-K or the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

The Company expects to file the indenture governing the notes as an exhibit to a subsequent Current Report on Form 8-K after issuance.

Item 2.02 Results of Operations and Financial Condition

On August 10, 2026, the Company issued a press release reporting its financial results for the three months ended June 30, 2026 and certain other information. The full text of the Company’s press release is furnished herewith as Exhibit 99.1.

The Company will host an investor conference call and webcast at 5:00 p.m. Eastern Time on August 10, 2026 to discuss its operations and financial results. The Company invites investors to join the investor conference call by registering through this link: https://register-conf.media-server.com/register/BIdc1702f4dd57497ebad367c5a6615afb. Once registered, investors will receive a dial-in and a unique pin to join the conference. Investors may also join the listen-only Webcast via https://edge.media-server.com/mmc/p/3mqhd9aj.

The information in this Item 2.02 and the attached exhibit are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release of Proficient Auto Logistics, Inc., dated August 10, 2026, reporting financial results for the second quarter ended June 30, 2026
99.2	Press release of Proficient Auto Logistics, Inc., dated August 10, 2026, announcing the acquisition of Hansen & Adkins Auto Transport and the commencement of the offering of the Company’s convertible senior notes due 2033
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assume future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2026 (the “Annual Report”), and elsewhere in the Annual Report. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. The risks, uncertainties, and other factors, which are described in more detail in the documents we file with the Securities and Exchange Commission, include but are not limited to statements regarding: those related to the offering of the notes and the use of proceeds therefrom and the capped call transactions; the satisfaction of the conditions to the closing of the H&A acquisition in a timely manner; expectations related to synergies, capacity, units moved, geographic footprint and combined company performance; costs related to, and the inability to recognize the anticipated benefits of the acquisition of H&A; risks related to the business of H&A and unexpected liabilities that may arise in connection with the integration of H&A into our business, including our ability to apply our procedures regarding internal controls over financial reporting to H&A; the risk that disruptions from the acquisition will harm our business, including current plans and operations; the diversion of management’s time and attention from ordinary course business operations to integration of H&A; potential adverse reactions or changes to business relationships resulting from the acquisition of H&A; the outcome of any legal proceedings that may be instituted against the Company in connection with our acquisition of H&A; our expectations regarding our future performance, results of operations, and our ability to improve our leverage position and balance sheet; the economic conditions in the global markets in which we operate; expectations and impact related to fuel price volatility; our ability to successfully implement our business strategy, effectively respond to changes in market dynamics and customer preferences, and achieve the anticipated benefits and associated cost savings of such strategies and actions; our ability to recruit and retain qualified driving associates, independent contractors and third-party auto transportation and logistics companies; an increase in the frequency or severity of accidents or other claims; our expectations regarding the successful implementation of our acquisitions; geopolitical developments and additional changes in international trade policies and relations; the effect of any international conflicts or terrorist activities, on the United States and global economies in general, the transportation industry, or the Company in particular, and what effects these events will have on our costs and the demand for our services; our ability to manage our network capacity and cost structure for capital expenditures and operating expenses, and match it to shifting and future customer volume levels; our ability to compete effectively against current and future competitors; our ability to maintain our profitability despite quarterly fluctuations in our results, whether due to seasonality, large cyclical events, or other causes; our ability to adapt to and address changes to the capacity environment, driver compensation and market pricing; our future financial and operating results; our expectations regarding the period during which we will qualify as an emerging growth company under the JOBS Act; and the sufficiency of our existing cash to fund our future operating expenses and capital expenditure requirements.

The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2026.

Proficient Auto Logistics, Inc.

By	/s/ Brad Wright
Brad Wright
Chief Financial Officer and Secretary